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                                  EXHIBIT 23.2

                 CONSENT OF INDEPENDENT REAL ESTATE APPRAISERS


                 We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 of our report, dated February 27, 1995, which report is included in the Annual Report on Form 10-K of Catellus Development Corporation.

LANDAUER ASSOCIATES, INC.
Real Estate Counselors


James C. Kafes, MAI, CRE                         John F. Brengelman
Managing Director                                Senior Vice President
New York, NY

February 21, 1996